EXHIBIT 32.2


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Palmdale Executive Homes, Corp. (the "Company") on Form 10-Q for the quarter ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tricia A. Nickson, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 5, 2008



                                        By: /s/ TRICIA A. NICKSON
                                            ________________________________
                                                Tricia A. Nickson
                                                Secretary and Treasurer